SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 29, 2023

SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

(Address of principal executive offices)

(631) 567-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

On November 29, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of Scientific Industries, Inc (the “Company”) recommended, and the Board of Directors of the Company (the "Board") approved, the dismissal of Macias Gini & O’Connell LLP (“MGO”, the “Former Auditor”) as the Company's independent registered public accounting firm.

The Company engaged the Former Auditor during the period from December 19, 2022 to November 29, 2023 (the “Engagement Period”). During the Engagement Period, the Former Auditor’s reports on the Company’s consolidated financial statements for the Company’s six month transition period July 1, 2022 to December 31, 2022 (the “Transitional Period”) did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Furthermore, during the Company’s Transitional Period and through November 29, 2023, there were no "disagreements," as that term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended ("Regulation S-K") with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused the Former Auditor to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods.

During the Transitional Period and through November 29, 2023, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Auditor with a copy of the disclosures contained herein, prior to the Company's filing of this Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”) and requested that the Former Auditor furnish the Company with a copy of a letter addressed to the Commission stating whether the Former Auditor agreed with the statements herein and, if not, stating the respects in which the Former Auditor does not agree. The Former Auditor’s letter to the Commission is attached hereto as Exhibit 16.1.

(b) Appointment of new independent registered public accounting firm

On November 29, 2023, Scientific Industries, Inc (the “Company”) engaged Mazars USA LLP (“Mazars”) as its new independent registered public accounting firm beginning with the fiscal year ending December 31, 2023. The change in the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee and Board of Directors.

During the Transitional Period and fiscal year ended June 30, 2022 and the subsequent interim periods through the date of this Current Report, neither the Company nor anyone on its behalf consulted with Mazars regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;
(ii)	The type of audit opinion that might be rendered on the Registrant’s financial statements, and none of the following was provided to the Registrant:
(a)	a written report; or
(b)	oral advice that Mazars concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or
(iii)	Any matter that was subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K

ITEM 9.01 Financial Statements and Exhibits

(a),(b),(c) not applicable

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Macias Gini & O’Connell LLP to the Securities and Exchange Commission dated December 1, 2023

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: December 1, 2023	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

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